LAFAYETTE BANCORPORATION
                       1998 NONQUALIFIED STOCK OPTION PLAN


                                    ARTICLE I
                                   Definitions


Section 1.1 Definitions: As used herein, the following terms shall have the meaning set forth below, unless the context clearly requires otherwise:

(a) "Applicable Event" shall mean (i) the expiration of a tender offer or exchange offer (other than an offer by the Company) pursuant to which more than 50% of the Company's issued and outstanding stock has been purchased, or (ii) the approval by the shareholders of the Company of an agreement to merge or consolidate the Company with or into another entity where the Company is not the surviving entity, or an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation), or the approval by the shareholders of the Company of an agreement to merge or consolidate the Company with or into another entity where the Company is the surviving entity, pursuant to which more than 50% of the Company's issued and outstanding Stock has been transferred.

(b)  "Bank" shall mean any Subsidiary of Lafayette  Bancorporation as defined in
     Section 1.1(n).

(c) "Committee" shall mean a Committee consisting of the members of the Board of Directors of the Company, who are not employees of the Bank or the Company.

(d)     "Company" shall mean Lafayette Bancorporation

(e) "Director" shall mean a member of the Board of Directors of the Company and/or the Bank.

(f) "Effective Date" with respect to the Plan shall mean the date specified in Section 2.3 as the Effective Date.

(g) "Fair Market Value" with respect to a share of Stock shall mean the Fair Market Value of the Stock, as determined by application of such reasonable valuation methods as the Committee shall adopt or apply. The Committee's determination of Fair Market Value shall be conclusive and binding on the Company and the Optionee. In no event may an Option be granted under the Plan if the Option Price per Share is less than the par value of a Share.

(h) "Option" shall mean an option to purchase Stock granted pursuant to the provisions of the Plan. Options granted under the Plan shall be Nonqualified Stock Options.

(i) "Optionee" shall mean a Director, executive or key management employee of the Bank or the Company to whom an Option has been granted.


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(j)     "Plan" shall mean the Lafayette  Bancorporation  1998 Nonqualified Stock
        Option Plan, the terms of which are set forth herein.

(k) "Plan Year" shall mean the twelve-month period beginning on the Effective Date, and each twelve-month period thereafter beginning on the anniversary date of the Effective Date.

(l) "Stock" shall mean the Common Stock of the Company or, in the event that the outstanding shares of Stock are changed into or exchanged for shares of a different stock or securities of the Company or some other entity, such other stock or securities.

(m) "Stock Option Agreement" shall mean the agreement between the Company and the Optionee under which the Optionee may purchase Stock pursuant to the terms of the Plan.

(n) "Subsidiary" shall mean "subsidiary corporation" as defined in Section 424 (f) of the Internal Revenue Code of 1986, as amended.

                                   ARTICLE II
                                    The Plan

Section 2.1 Name. This plan shall be known as the "Lafayette Bancorporation 1998 Nonqualified Stock Option Plan."

Section 2.2 Purpose. The purpose of the Plan is to advance the interests of the Company and its stockholders by affording to key management employees of the Company and the Bank an opportunity to acquire or increase their proprietary interest in the Company by the grant to such persons of Options under the terms set forth herein. By encouraging such persons to become owners of the Company, the Company seeks to attract, motivate, reward and retain those highly competent individuals upon whose judgment, initiative, leadership and efforts the success of the Company depends.

Section 2.3 Effective Date and Term. The Plan was approved by the Board of Directors of the Company on March 9, 1998 and shall be effective on May 1, 1998, as approved by a majority of the shareholders of the Company present in person or by proxy at the meeting of the shareholders of the Company held on April 13, 1998. The Plan shall terminate upon the fifth anniversary of the date on which it is adopted by the Board of Directors.

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                                   ARTICLE III
                                 Administration

Section 3.1 Administration.

(a) The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have sole discretion and authority to determine from time to time the individuals to whom Options may be granted, the number of shares of Stock to be subject to each Option, the period during which such Option may be exercised and the price at which such Option may be exercised.

(b) Meetings of the Committee shall be held at such times and places as shall be determined from time to time by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business and the vote of a majority of those members present at any meeting shall decide any question brought before the meeting. In addition, the Committee may take any action otherwise proper under the Plan by the affirmative vote, taken without a meeting, of a majority of the members.

(c) No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act of omission on his own part, including, but not limited to, the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct.

(d) All questions of interpretations and application with respect to the Plan or Options granted thereunder shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee.

(e) The Committee shall be a minimum of two individuals who (i) are neither officers nor employees of the Company, (ii) do not receive compensation from the Company for services in any capacity other than as a Director in excess of $60,000 per annum, and (iii) have not engaged in a transaction with the Company nor have a business relationship relative to the Company which requires disclosure under Item 404(a) or (b) of the SEC Regulation S-K.

Section 3.2 Company Assistance. The Company and the Bank shall supply full and timely information to the Committee on all matters relating to eligible employees, their employment, death, retirement, disability or other termination of employment and such other pertinent facts as the Committee may require. The Company and the Bank shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

                                   ARTICLE IV
                                    Optionees

Section 4.1 Eligibility. Directors and executives and key management employees of the Company and the Bank shall be eligible to participate in the Plan. The Committee may grant Options to any eligible individual subject to the provisions of Section 5.1

                                    ARTICLE V
                         Shares of Stock Subject to Plan

Section 5.1 Grant of Options and Limitations.

(a) Initial Plan Year. For the initial Plan Year, such individuals as are designated by the Committee shall be eligible to receive Options for the number of shares of Stock determined by the Committee.

(b) Subsequent Years. As of the first day of each subsequent Plan Year, current Optionees and such other individuals as are designated by the Committee shall be eligible to receive Options for the number of shares of Stock determined by the Committee.

(c) Stock Available for Options. Subject to adjustment pursuant to the provisions of Section 9.4 hereof, the aggregate number of shares with respect to which Options may be granted during the term of the Plan shall not exceed:

                      Optionee Group                             Maximum Shares

                      Sum of All Directors                           15,000

                      Sum of All Employees                           42,000

                                                     Total:          57,000

        Shares with respect to which Options may be granted may be either authorized and unissued shares or shares issued and thereafter acquired by the Company.

Section 5.2 Options Under the Plan. Shares of Stock with respect to which Options granted hereunder that have been exercised shall not again be available for grant hereunder. If Options granted hereunder shall expire, terminate or be canceled for any reason without being wholly exercised, new Options may be granted hereunder covering the number of shares to which such Option expiration, termination or cancellation relates.

                                   ARTICLE VI
                                     Options

Section 6.1 Option Grant and Agreement. Each Option granted hereunder shall be evidenced by minutes of a meeting or the written consent of at least a majority of the members of the Committee and by a written Stock Option Agreement dated as of the date of grant and executed by the Company and the Optionee. The Stock Option Agreement shall set forth such terms and conditions as may be determined by the Committee consistent with the Plan.

Section 6.2 Option Price. The exercise price of the Stock subject to each Option shall not be less than the Fair Market Value of the Stock on the date the Option is granted.

Section 6.3 Option Grant and Exercise Periods. No Option may be granted after the fifth anniversary of the Effective Date. The period for exercise of each Option shall be determined by the Committee, but in no instance shall such period extend beyond the tenth anniversary of the date of grant of the Option.

Section 6.4 Option Exercise.

(a) The Company shall not be required to sell or issue shares under any Option if the issuance of such shares shall constitute or result in a violation of the Optionee or the Company of any provisions of any law, statute or regulation of any governmental authority. Specifically, in connection with the Securities Act of 1933 (the "Act"), upon exercise of any Option, the Company shall not be required to issue such shares unless the Committee has received evidence satisfactory to it to the effect that registration under the Act and applicable state securities laws is not required, unless the offer and sale of securities under the Plan is registered or qualified under the Act and applicable state laws. Any determination in this connection by the Committee shall be final, binding and conclusive. If shares are issued under any Option without registrations under the Act or applicable state securities laws, the Optionee may be required to accept the shares subject to such restrictions on transferability as may in the reasonable judgment of the Committee be required to comply with exemptions from registrations under such laws. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Act or applicable state securities laws. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

(b) Subject to Section 6.4(c) and such terms and conditions as may be determined by the Committee in its sole discretion upon the grant of an Option, an Option may be exercised in whole or in part (but with respect to whole shares only) and from time to time by delivering to the Company at its principal office written notice of intent to exercise the Option with respect to a specified number of shares.

(c) Options shall be exercisable according to the following vesting schedules:

                  Employees:

                      0% on and before one year from grant 20% after one year from grant 40% after two years from grant 60% after three years from grant 80% after four years from grant 100% after five years from grant

                 Directors:

                      0% on and before two years from grant 100% after two years from grant

        Provided, however, that upon the earlier of (i) the Optionee-Employee's 65th birth date or the Optionee-Director's 70th birth date, (ii) the occurrence of an Applicable Event, (iii) the death of the Optionee (iv) or total disability, all Options granted to the Optionee shall be fully exercisable in accordance with terms of the Plan. For purposes of this paragraph, an Optionee is totally disabled if he is receiving disability benefits under the Social Security Act as the result of a total and permanent disability, or is determined to be totally disabled under any long-term disability plan sponsored by the Bank or Company.

        At the discretion of the Committee, all or a portion of Options previously granted to an Optionee can be amended to reduce the vesting schedule or immediately 100% vest such Options.

(d) Subject to such terms and conditions as may be determined by the Committee in its sole discretion upon grant of any Option, payment for the shares to be acquired pursuant to exercise of the Option shall be made as follows:

        (1) by delivering to the Company at its principal office a cashier's or certified check, payable to the order of the Company, in the amount of the Option Price for the number of shares of Stock with respect to which the Option is then being exercised; or

        (2) by delivering to the Company at its principal office certificates representing Stock, duly endorsed for transfer to the Company, having an aggregate Fair Market Value as of the date of exercise equal to the amount of the Option Price, for the number of shares of Stock with respect to which the Option is then being exercised; or

        (3) by any  combination  of payments  delivered  pursuant to  paragraphs
(d)(1) and (d)(2) above.

Section 6.5 Rights as Shareholder. An Optionee shall have no rights as a shareholder with respect to any share subject to such Option prior to the exercise of the Option and the purchase of such shares.

Section 6.6 Limited Rights. Upon the occurrence of an Applicable Event, an Optionee shall have the right (without regard to the limitation on the exercise of Options set forth in Section 6.4(c) of the Plan and similar limitations in the Stock Option Agreement) to exercise Options then held, or to surrender unexercised Options in exchange for a cash amount. Such cash amount shall be equal to the product of (1) the number of shares of Stock subject to the Option, or portion thereof which is surrendered, multiplied by (2) the amount by which the highest price paid or to be paid per share pursuant to an Applicable Event exceeds the exercise price.

                                   ARTICLE VII
                 Termination, Amendment and Modification of Plan

Section 7.1 Termination. The Board of Directors of the Company may at any time and from time to time and in any respect amend, modify or terminate the Plan; provided, however, that absent the approval of holders representing a majority of the voting shares of stock of the Company, no such action may:

(a) increase the total number of shares of Stock subject to the Plan, except as contemplated in Section 9.4 hereof; or

(b)     withdraw the administration of the Plan from the Committee; or

(c) change the terms by which an Option may be exercised, in whole or in part, as described in Section 6.4 of this Plan; or

(d) change the limitation on the price at which Options may be granted hereunder as provided by Section 6.2; or

(e) affect any Stock Option Agreement previously executed pursuant to the Plan without the consent of the Optionee.

                                  ARTICLE VIII
                                   Withholding

Section 8.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold an amount sufficient to satisfy Federal, state and local taxes required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of the Plan. At the discretion of the Committee, an Optionee may be permitted to pay to the Company the withholding amount in the form of cash or previously owned shares. If payment of the withholding amount is made by delivery of shares, the value of the shares delivered shall equal the Fair Market Value of the shares on the day preceding the date of exercise of the Option.

Section 8.2 Share Withholding. With respect to tax withholding required upon exercise of Options, an Optionee may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares having a Fair Market Value on the date the tax is to be determined equal to an amount sufficient to satisfy Federal, state and local taxes. If the Optionee is a "reporting person" under Section 16(a) of the Exchange Act, then any withholding shall comply with Rule 16b-3(e) thereunder.

                                   ARTICLE IX
                                  Miscellaneous

Section 9.1 Nontransferability of Option. During the Optionee's lifetime, any Option may be exercised only by the Optionee or any guardian or legal representative of the Optionee, and the Option shall not be transferable except in the case of the death of the Optionee, by will or the laws of descent and distribution, and (i) as specifically permitted by and solely to the extent permitted in the Stock Option Agreement, or (ii) to an immediate family member, a partnership consisting solely of immediate family members, or trusts for the benefit of immediate family members.

Section 9.2 Designation of Beneficiary. An Optionee may file a written designation of a beneficiary who is to receive any Stock and/or cash. The Optionee may change such designation of beneficiary at any time by written notice to the Company. Upon the death of an Optionee and upon receipt by the Company of proof of identity and the existence of a beneficiary at the time of the Optionee's death validly designated by the Optionee under the Plan, the Company shall deliver such Stock and/or cash to such beneficiary. In the event of the death of an Optionee in the absence of a beneficiary validly designated under the Plan who is living at the time of such Optionee's death, the Company shall deliver such Stock and/or cash to the executor or the administrator of the estate of the Optionee, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Stock and/or cash to the spouse or to any one or more dependents of the Optionee as the Company may designate. No beneficiary shall, prior to the death of the Optionee by whom he has been designated, acquire any interest in the Stock and/or cash credited to the Optionee under the Plan.

Section 9.3 Effect of  Termination  of  Employment,  Retirement,  Disability  or
Death.

 (a) If an Optionee's status as a Director and/or employee of the Company and all Subsidiaries terminates for any reason other than retirement, disability or death of the Optionee, before the date of expiration of Options held by the Optionee, the right to exercise such Options shall become null and void on the day three (3) months following the date of such termination. In the case of an Optionee who terminates employment with the Company and all Subsidiaries, but retains his status as a Director of the Company or Bank, the Optionee shall not be considered terminated for purposes of this Section 9.3. The date of such termination shall be the date the Optionee ceases to be both a Director and an employee of the Company and all Subsidiaries.

(b) If an Optionee's status as a Director and/or employee of the Company and all Subsidiaries terminates due to retirement, the three month period specified in Section 9.3(a) shall become one year. In the case of an Optionee who retires from the Company and all Subsidiaries, but retains his status as a Director of the Company or Bank, the Optionee shall not be considered terminated for purposes of this Section 9.3. The date of such termination by retirement shall be the date the Optionee ceases to be both a Director and an employee of the Company and all Subsidiaries.

(c) For an Optionee who terminates employment and/or board service with the Company and all Subsidiaries due to disability, as defined in Internal Code Section 22 (e) (3), the three month period specified in Section 9.3(a) shall become one year.

(d) In the event of the death of an Optionee while in the employ and/or board service of the Company or Bank or within three months after termination of such employment and/or board service, the executors, administrators, legatees or distributes of the estate of the Optionee shall have the right to exercise any Options which became exercisable prior to or on account of the Optionees's death but only within a period of one year from the date of the Optionee's death (even if the Option period as defined in Section 6.3 would have expired earlier had the Optionee lived) after which time any unexercised portion of all outstanding Options shall expire.

Section 9.4 Antidilution. The provisions of subsections (a), (b) and (c) shall apply in the event that the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or another entity by reason of any merger, consolidation, reorganization, recapitalization, reclassification, combination, stock split or stock dividend.

(a) The aggregate number and kind of shares subject to Options, which may be granted hereunder, shall be adjusted appropriately;

(b) Rights under outstanding Options granted hereunder, both as to the number of subject shares and the Option Price, shall be adjusted appropriately; and

(c) Where dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving company is involved, each outstanding Option granted hereunder shall, subject to Section 6.6, terminate.

The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee and any such adjustment may provide for the elimination of fractional share interests.

Section 9.5 Application of Funds. The proceeds received by the Company from the sale of Stock pursuant to Options shall be used for general corporate purposes.

Section 9.6 No Right to Continued Employment or Service. Nothing in the Plan or in any Option granted hereunder or in any Stock Option Agreement, relating thereto shall confer upon any employee or Director, the right to continue in such position with the Company or the Bank.

Section 9.7 Other Compensation Plans. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or the Bank, nor shall the Plan preclude the Company or the Bank from establishing any other forms of incentive or other compensation for employees or Directors of the Company or the Bank.

Section 9.8 No Obligation to Exercise Options. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

Section 9.9 Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company.

Section 9.10 Compliance with Section 16. If the Company has a class of equity securities registered under Section 12 of the Exchange Act and the Plan is qualified under Rule 16b-3 or its successors under the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of such Rule or its successors. To the extent any provision of the Plan or action by the Committee fails to so comply, the Committee may amend the Plan and the terms of any outstanding Option, and any action of the Committee which fails to comply shall be deemed void to the extent permitted by law and deemed advisable by the Committee.

Section 9.11 Investment Representation and Restrictions. The Company may require Optionee's receiving shares pursuant to any Option under the Plan to represent to and agree with the Company in writing that the Optionee is acquiring the shares for investment without a view to distribution thereof. No shares shall be issued or transferred pursuant to an Option unless such issuance or transfer complies with all relevant provisions of law, including but not limited to, the
(i) limitations, if any, imposed in the state of issuance or transfer, (ii) restrictions, if any, imposed by the Securities Act of 1933, as amended, the Exchange Act, and the rules and regulations promulgated thereunder, and (iii) requirements of any stock exchange upon which the Company's shares may then be listed. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

Section 9.12 Singular, Plural, Gender. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include feminine.

Section 9.13 Headings, Etc., No Part of Plan. Headings of Articles and Sections hereof are inserted for convenience of reference; they constitute no part of the Plan.

Section 9.14 Governing Law. Except as otherwise required by law, the validity, construction and administration of this Plan shall be determined under the Laws of the State of Indiana.

Signed this _________ day of _____________________, 199__.


                                 LAFAYETTE BANCORPORATION

                                 By: __________________________________
                                       Chairman of the Board of Directors